SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                              FORM 8-K/A


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                          September 16, 1996
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                      NETWORK LONG DISTANCE, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    Delaware                        0-23172                72-1122018
---------------                  -----------          -------------------
(State or Other                  (Commission          (IRS Employer Iden-
Jurisdiction of                  File Number)          tification Number)
Incorporation)


                          525 Florida Street
                     Baton Rouge, Louisiana  70801
                --------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (504) 343-3125
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)







Page 1 of 3.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Audited Financial Statements of United Wats, Inc.

                                                                Item 7(a)


                     INDEPENDENT AUDITORS' REPORT
                     - - - - - - - - - - - - - - -


To the Board of Directors

     United Wats, Inc.

          We have audited the balance sheets of

                           UNITED WATS, INC.

as of December 31, 1995 and 1994, and the related statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Wats, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.

                                         /s/ MAYER HOFFMAN MCCANN L.C.
                                         --------------------------------
                                             Certified Public Accountants


Kansas City, Missouri
March 11, 1996

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


                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated: November 15, 1996                By:   /s/ MARC I. BECKER
                                            -----------------------------
                                            Marc I. Becker,
                                            Executive Vice President



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